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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 8, 2004
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



          NEW YORK                     1-5452                   15-0405700
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                           13421
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report     N/A
                                                           ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DOSPOSAL ACTIVITIES.

              As previously reported, on September 8, 2004, Oneida Ltd.'s (the "Company") Board of Directors approved the closure of the Company's flatware manufacturing facility located in Sherrill, New York. It is anticipated that the closure will be completed during the first calendar quarter of 2005.

              The Company has now determined that in conjunction with the Sherrill factory closure, the Company will incur cash costs of approximately $1,250,000 related to severance, incentive and retention payments to affected factory employees. At the present time the Company has not yet been able to make a good faith determination of the exact nature or estimated amounts of other cash exit costs related to the Sherrill factory closure, including those associated with decommissioning the factory.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ONEIDA LTD.

                                      By: /s/ PETER J. KALLET
                                          -------------------
                                              Peter J. Kallet
                                              Chairman of the Board, President &
                                              Chief Executive Officer

Dated: September 23, 2004